                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                              ---------------------




                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934



                     Date of Report (Date of earliest event
                           reported): October 19, 1999




                                     TEKELEC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         California                0-15135                     95-2746131
       ---------------           ------------              -------------------
       (State or other           (Commission                (I.R.S. Employer
       jurisdiction of           File Number)              Identification No.)
       incorporation)



  26580 West Agoura Road, Calabasas, California                  91302
  ---------------------------------------------               -----------
    (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (818) 880-5656
                                                           --------------



                              ---------------------

ITEM 5.  OTHER EVENTS.

     On October 19, 1999, Tekelec, a California corporation (the "Registrant"), issued a press release announcing that it intends to raise approximately $100,000,000 in gross proceeds ($115,000,000 if the over-allotment is exercised in full) from the issuance and sale of convertible subordinated discount notes (the "Notes") in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended. The Registrant intends to use the net proceeds from the sale of the Notes to refinance the subordinated notes in the aggregate principal amount of $100,000,000 issued by the Registrant in connection with its May 1999 acquisition of all of the outstanding stock of IEX Corporation, a Nevada corporation, and the excess, if any, will be used for working capital and other general corporate purposes.

     A copy of the Registrant's press release dated October 19, 1999 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit No.      Description of Exhibit
         -----------      ----------------------

            99.1          Press Release of the Registrant dated October 19, 1999




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TEKELEC


Date: October 20, 1999                    By: RONALD W. BUCKLY
                                              ----------------------------------
                                              Ronald W. Buckly,
                                              Vice President and General Counsel

                                  EXHIBIT INDEX


         Exhibit No.     Description of Exhibit
         ----------      ----------------------

            99.1         Press Release of the Registrant dated October 19, 1999














                                      3